Exhibit 99.1
News Release

For immediate release	For more information contact:
February 23, 2018	Jeff Keyes
Chief Financial Officer
858-726-1600
ir@digirad.com

Digirad Corporation Reports Financial Results for the
Fourth Quarter and Twelve Months Ended December 31, 2017

•	Performs within guidance for Revenue and EBITDA for 2017
•MDSS service contracts divestiture completed
•Company continues to pay regular quarterly dividend of $0.055 cents per share

Suwanee, GA. - February 23, 2018 - Digirad Corporation (Nasdaq: DRAD) today reported its financial results for the fourth quarter and twelve months ended December 31, 2017.
Total revenues for the fourth quarter were $30.9 million, compared to $31.1 million in the fourth quarter of the prior year.
Net loss for the fourth quarter was $22.0 million, or $1.10 net loss per diluted share, compared to net income of $2.0 million, or $0.10 net income per diluted share in the same period in the prior year. Non-GAAP adjusted net loss for the fourth quarter was $2.7 million, or $0.14 adjusted net loss per diluted share, compared to adjusted net income of $3.0 million, or $0.15 adjusted net income per diluted share in the same period in the prior year. Non-GAAP adjusted EBITDA for the fourth quarter was $2.8 million, compared to $5.4 million in the same period in the prior year.
Total revenues for the twelve months ended December 31, 2017 were $118.3 million, compared to the prior year's revenues for the same period of $125.5 million.
Net loss for the twelve months ended December 31, 2017 was $35.7 million, or $1.79 net loss per diluted share, compared to net income of $14.3 million, or $0.71 net income per diluted share in the same period in the prior year. Non-GAAP adjusted net income for twelve months ended December 31, 2017 was $0.2 million, or $0.01 adjusted net income per diluted share, compared to adjusted net income of $7.2 million, or $0.36 adjusted net income per diluted share in the same period in the prior year. Non-GAAP adjusted EBITDA for the twelve months ended December 31, 2017 was $10.0 million, compared to $16.8 million in the same period in the prior year.
Operating cash flow for the twelve months ended December 31, 2017 was $6.2 million, compared to the prior year's operating cash flow for the same period of $10.8 million. Non-GAAP free cash flow was $3.8 million for the twelve months ended December 31, 2017 compared to $4.9 million in the same period in the prior year.
Digirad President and CEO Matt Molchan said, “Overall, we are pleased that we finished within our guidance range for revenue, and EBITDA; our free cash flow was slightly below our range mainly due to timing of activities. From a business perspective, our Services businesses Diagnostic Services and Mobile Healthcare performed within our expectations, with Diagnostic Services showing revenue gains year over year for the quarter and year. As we had discussed earlier in the year, our Diagnostic Imaging business has been experiencing slower capital equipment sales, which impacted our overall results. Though we cannot predict exactly when capital spending will pick back up, we continue to build an order pipeline giving us confidence in eventual improvement in capital equipment sales.
Molchan continued, “Also, during the quarter we signed a purchase agreement to sell our service contracts in our MDSS business unit to Philips, and as previously announced that sale closed effective February 1. With this business divested, as well as the previously announced MDSS products sales activity ending effective December 31st, we can now focus on our core mobile imaging services. As we move forward with this focus, we have made some operational and personnel changes in our core business areas to right size the organization based on the divestiture of these MDSS activities.”
The Company has previously announced on February 1, 2018 its regular quarterly cash dividend of $0.055 cents per share, which will be paid on February 28, 2018, to shareholders of record on February 15, 2018.
The Company expects to release its 2018 financial guidance with its first quarter 2018 results at the end of April 2018.

Conference Call Information
A conference call is scheduled for 11:00 a.m. EST on February 23, 2018 to discuss the results and management's outlook. The call may be accessed by dialing 1-877-407-9039 (international callers: +1-201-689-8470) five minutes prior to the scheduled start time and referencing Digirad. A simultaneous webcast of the call may be accessed online from the Events & Presentations link on the Investor Relations page at http://drad.client.shareholder.com; an archived replay of the webcast will be available within 15 minutes of the end of the conference call.
Use of Non-GAAP Financial Measures by Digirad Corporation
This Digirad news release presents the non-GAAP financial measures “adjusted net income (loss),” “adjusted net income (loss) per diluted share,” “adjusted EBITDA”, and "free cash flow". The most directly comparable measure for these non-GAAP financial measures are net income (loss), net income (loss) per diluted share, and operating cash flow. The Company has included below unaudited adjusted financial information, which presents the Company's results of operations after excluding acquired intangible asset amortization, goodwill impairment, acquisition related contingent consideration adjustments, investment impairment loss, transaction and integration costs associated with DMS Health Technologies, litigation reserve, loss on extinguishment of debt and non-recurring related income tax adjustments. Further excluded in the measure of adjusted EBITDA are interest, taxes, depreciation, amortization and stock-based compensation. Free cash flow is calculated by subtracting cash paid for capital expenditures, net of dispositions from operating cash flow.
A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Digirad's financial condition and results of operations is included as Exhibit 99.2 to Digirad's report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2018.
About Digirad Corporation
Digirad delivers convenient, effective, and efficient healthcare solutions on an as needed, when needed, and where needed basis. Digirad’s diverse portfolio of mobile healthcare solutions and diagnostic imaging equipment and services, provides hospitals, physician practices, and imaging centers throughout the United States access to technology and services necessary to provide exceptional patient care in the rapidly changing healthcare environment. For more information, please visit www.digirad.com.
Forward-Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seek,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of those words or other comparable terminology, or in specific statements such as the Company's ability to deliver value to customers, the ability to grow and generate positive cash flow, the ability to execute on restructuring activities, and ability to successfully execute acquisitions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are detailed in Digirad's filings with the U.S. Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports. Readers are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Digirad undertakes no obligation to revise or update the forward-looking statements contained herein.

(Financial tables follow)

Digirad Corporation
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share amounts)	2017	2016	2017	2016
Revenues:
Services	$22,785	$23,015	$91,865	$95,511
Product and product-related	8,133	8,119	26,474	29,956
Total revenues	30,918	31,134	118,339	125,467
Cost of revenues:
Services	19,799	18,720	75,833	75,515
Product and product-related	3,497	3,772	14,104	14,179
Total cost of revenues	23,296	22,492	89,937	89,694

Gross profit	7,622	8,642	28,402	35,773
Total gross profit percentage	24.7%	27.8%	24.0%	28.5%
Services gross profit percentage	13.1%	18.7%	17.5%	20.9%
Product and product-related gross profit percentage	57.0%	53.5%	46.7%	52.7%

Operating expenses:
Marketing and sales	2,493	2,161	9,154	10,049
General and administrative	4,441	4,088	19,360	19,988
Amortization of intangible assets	1,427	578	3,161	2,313
Goodwill impairment	166	338	2,746	338
Total operating expenses	8,527	7,165	34,421	32,688

(Loss) income from operations	(905)	1,477	(6,019)	3,085

Other (expense) income:
Other (expense) income, net	(74)	627	(311)	212
Interest expense, net	(226)	(320)	(1,068)	(1,412)
Loss on extinguishment of debt	—	—	(709)	—
Total other expense	(300)	307	(2,088)	(1,200)

(Loss) income before income taxes	(1,205)	1,784	(8,107)	1,885
Income tax (expense) benefit	(20,778)	194	(27,623)	12,417
Net (loss) income	$(21,983)	$1,978	$(35,730)	$14,302

Net (loss) income per share:
Basic	$(1.10)	$0.10	$(1.79)	$0.73
Diluted	$(1.10)	$0.10	$(1.79)	$0.71
Dividends declared per common share	$0.055	$0.05	$0.21	$0.20

Weighted average shares outstanding – basic	20,057	19,764	19,995	19,594
Weighted average shares outstanding – diluted	20,057	20,173	19,995	20,067

Digirad Corporation
Consolidated Balance Sheets
(Unaudited)

(in thousands, except share data)	December 31, 2017	December 31, 2016
Assets:
Current assets:
Cash and cash equivalents	$1,877	$2,203
Securities available-for-sale	97	917
Accounts receivable, net	15,887	14,503
Inventories, net	5,501	5,987
Restricted cash	242	1,376
Other current assets	1,972	2,093
Total current assets	25,576	27,079
Property and equipment, net	28,365	31,407
Intangible assets, net	8,467	11,628
Goodwill	3,491	6,237
Deferred tax assets	—	27,019
Restricted cash	101	2,100
Other assets	703	793
Total assets	$66,703	$106,263

Liabilities:
Current liabilities:
Accounts payable	$5,207	$6,514
Accrued compensation	5,507	3,962
Accrued warranty	204	196
Deferred revenue	3,137	3,123
Current portion of long-term debt	—	5,358
Other current liabilities	2,915	3,520
Total current liabilities	16,970	22,673
Long-term debt, net of current portion	19,500	16,070
Deferred tax liabilities	254	—
Other liabilities	2,180	1,039
Total liabilities	38,904	39,782

Stockholders’ equity:
Preferred stock, $0.0001 par value: 10,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value: 80,000,000 shares authorized; 20,060,311 and 19,892,557 shares issued and outstanding (net of treasury shares) at December 31, 2017 and 2016, respectively	2	2
Treasury stock, at cost; 2,588,484 shares at December 31, 2017 and 2016	(5,728)	(5,728)
Additional paid-in capital	148,163	151,696
Accumulated other comprehensive loss	(5)	(52)
Accumulated deficit	(114,633)	(79,437)
Total stockholders’ equity	27,799	66,481
Total liabilities and stockholders’ equity	$66,703	$106,263

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2017	2016	2017	2016

Net (loss) income	$(21,983)	$1,978	$(35,730)	$14,302
Acquired intangible amortization	1,427	578	3,161	2,313
Acquisition related contingent consideration valuation adjustment(1)	—	(56)	(57)	(64)
Investment impairment loss(2)	74	—	311	414
Transaction and integration costs of DMS Health Technologies(3)	—	173	—	1,921
Goodwill impairment(4)	166	338	2,746	338
Litigation reserve(5)	—	—	1,339	—
Restructuring costs(6)	119	—	119	—
Loss on extinguishment of debt	—	—	709	—
Income tax items(7)	17,453	25	27,563	(12,071)
Non-GAAP adjusted net (loss) income	$(2,744)	$3,036	$161	$7,153

Net (loss) income per share - diluted(8)	$(1.10)	$0.10	$(1.79)	$0.71
Acquired intangible amortization	0.07	0.03	0.16	0.12
Acquisition related contingent consideration valuation adjustment(1)	—	—	—	—
Investment impairment loss(2)	—	—	0.02	0.02
Transaction and integration costs of DMS Health Technologies(3)	—	0.01	—	0.10
Goodwill impairment(4)	0.01	0.02	0.14	0.02
Litigation reserve(5)	—	—	0.07	—
Restructuring costs(6)	0.01	—	0.01	—
Loss on extinguishment of debt	—	—	0.04	—
Income tax items(7)	0.87	—	1.38	(0.60)
Non-GAAP adjusted net (loss) income per share - diluted(8)	$(0.14)	$0.15	$0.01	$0.36

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2017	2016	2017	2016

Net (loss) income	$(21,983)	$1,978	$(35,730)	$14,302
Acquisition related contingent consideration valuation adjustment(1)	—	(56)	(57)	(64)
Investment impairment loss(2)	74	—	311	414
Transaction and integration costs of DMS Health Technologies(3)	—	173	—	1,921
Goodwill impairment(4)	166	338	2,746	338
Litigation reserve(5)	—	—	1,339	—
Restructuring costs(6)	119	—	119	—
Loss on extinguishment of debt	—	—	709	—
Depreciation and amortization	3,402	2,552	11,064	9,889
Stock-based compensation	23	270	852	1,024
Interest expense, net	226	320	1,068	1,412
Income tax expense (benefit)	20,778	(194)	27,623	(12,417)
Non-GAAP adjusted EBITDA	$2,805	$5,381	$10,044	$16,819

(1) Reflects fair value adjustment to estimate of contingent consideration related to acquisitions.
(2) Reflects impairment loss related to write-down of available-for-sale securities to their fair market value that was considered other than temporary.
(3) Reflects diligence, transaction, and integration costs related to the acquisition of DMS Health Technologies.
(4) Reflects impairment of goodwill for our MDSS and Telerhythmics reporting units.
(5) Reflects legal settlement reserve for wage and hour litigation.
(6) Reflects severance related costs for our MDSS segment.
(7) Reflects income tax effect for adjusted financial data and acquisition related income tax adjustments, adjustments to net operating loss carryforwards, and tax legislation changes.
(8) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
(in thousands, except per share amounts)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Net income (loss)	$1,978	$(2,076)	$(2,772)	$(8,899)	$(21,983)
Acquired intangible amortization	578	578	578	578	1,427
Acquisition related contingent consideration valuation adjustment(1)	(56)	(57)	—	—	—
Investment impairment loss(2)	—	—	—	237	74
Transaction and integration costs of DMS Health Technologies(3)	173	—	—	—	—
Goodwill impairment(4)	338	—	—	2,580	166
Litigation reserve(5)	—	—	1,339	—	—
Restructuring costs(6)	—	—	—	—	119
Loss on extinguishment of debt	—	—	709	—	—
Income tax items(7)	25	1,348	1,806	6,956	17,453
Non-GAAP adjusted net income (loss)	$3,036	$(207)	$1,660	$1,452	$(2,744)

Net income (loss) per share - diluted(8)	$0.10	$(0.10)	$(0.14)	$(0.44)	$(1.10)
Acquired intangible amortization	0.03	0.03	0.03	0.03	0.07
Acquisition related contingent consideration valuation adjustment(1)	—	—	—	—	—
Investment impairment loss(2)	—	—	—	0.01	—
Transaction and integration costs of DMS Health Technologies(3)	0.01	—	—	—	—
Goodwill impairment(4)	0.02	—	—	0.13	0.01
Litigation reserve(5)	—	—	0.07	—	—
Restructuring costs(6)	—	—	—	—	0.01
Loss on extinguishment of debt	—	—	0.04	—	—
Income tax items(7)	—	0.07	0.09	0.35	0.87
Non-GAAP adjusted net income (loss) per share - diluted(8)	$0.15	$(0.01)	$0.08	$0.07	$(0.14)

	Three Months Ended
(in thousands)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017

Net income (loss)	$1,978	$(2,076)	$(2,772)	$(8,899)	$(21,983)
Acquisition related contingent consideration valuation adjustment(1)	(56)	(57)	—	—	—
Investment impairment loss(2)	—	—	—	237	74
Transaction and integration costs of DMS Health Technologies(3)	173	—	—	—	—
Goodwill impairment(4)	338	—	—	2,580	166
Litigation reserve(5)	—	—	1,339	—	—
Restructuring costs(6)	—	—	—	—	119
Loss on extinguishment of debt	—	—	709	—	—
Depreciation and amortization	2,552	2,579	2,588	2,495	3,402
Stock-based compensation	270	263	296	270	23
Interest expense, net	320	315	303	224	226
Income tax (benefit) expense	(194)	786	9	6,050	20,778
Non-GAAP adjusted EBITDA	$5,381	$1,810	$2,472	$2,957	$2,805

(1) Reflects fair value adjustment to estimate of contingent consideration related to acquisitions.
(2) Reflects impairment loss related to write-down of available-for-sale securities to their fair market value that was considered other than temporary.
(3) Reflects diligence, transaction, and integration costs related to the acquisition of DMS Health Technologies.
(4) Reflects impairment of goodwill for our Telerhythmics and MDSS reporting units.
(5) Reflects legal settlement reserve for wage and hour litigation.
(6) Reflects severance related costs for our MDSS segment.
(7) Reflects income tax effect for adjusted financial data and acquisition related income tax adjustments, adjustment to net operating loss carryforwards and tax legislation changes.
(8) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

Digirad Corporation
Reconciliation of Operating Cash Flow to Free Cash Flow
(Unaudited)

	Twelve Months Ended December 31,
(in thousands)	2017	2016
Net cash provided by operating activities	6,185	10,834
Purchases of property and equipment, net of dispositions	(2,364)	(5,919)
Free cash flow	$3,821	$4,915

Digirad Corporation
Supplemental Debt Information
(Unaudited)
The following table reflects outstanding principal balances and interest rates for the Company's debt at December 31, 2017 and December 31, 2016:

	December 31, 2017		December 31, 2016
(in thousands)	Balance	Interest Rate	Balance	Interest Rate
Comerica
Revolving Line of Credit (1)	$19,500	3.90%	$—
Wells Fargo
Term A (2)	—		17,382	3.15%
Term B (2)	—		4,581	5.65%
Revolving Line of Credit (2)	—		—	2.69%
Total borrowing	$19,500		$21,963

(1) A Revolving Credit Agreement was entered into with Comerica Bank on June 21, 2017. The agreement consists of a revolving credit facility with a five-year term, maturing on June 21, 2022.
(2) All tranches of the Wells Fargo Credit Facility were paid in full on June 21, 2017 upon entering into a Revolving Credit Agreement with Comerica Bank.
Digirad Corporation
Supplemental Segment Information
(Unaudited)

	Three Months Ended December 31, 2017		Twelve Months Ended December 31,
(in thousands)	2017	2016 (1)	2017	2016 (1)
Revenue by segment:
Diagnostic Services	$12,084	$11,754	$49,016	$48,305
Diagnostic Imaging	3,380	4,167	12,081	13,870
Mobile Healthcare	10,701	11,261	42,849	47,206
Medical Device Sales and Service	4,753	3,952	14,393	16,086
Consolidated revenue	$30,918	$31,134	$118,339	$125,467
Gross profit by segment:
Diagnostic Services	$1,790	$2,552	$9,942	$10,486
Diagnostic Imaging	1,539	2,373	5,036	7,116
Mobile Healthcare	1,196	1,742	6,090	9,510
Medical Device Sales and Service	3,097	1,975	7,334	8,661
Consolidated gross profit	$7,622	$8,642	$28,402	$35,773
Income (loss) from operations by segment:
Diagnostic Services	$(277)	$600	$972	$946
Diagnostic Imaging	104	1,134	(210)	2,116
Mobile Healthcare	(609)	(108)	(1,730)	711
Medical Device Sales and Service	43	362	(966)	1,571
Segment (loss) income from operations	(739)	1,988	(1,934)	5,344
Litigation reserve	—	—	(1,339)	—
Goodwill impairment	(166)	(338)	(2,746)	(338)
Transaction and integration costs of DMS Health Technologies	—	(173)	—	(1,921)
Consolidated (loss) income from operations	$(905)	$1,477	$(6,019)	$3,085
(1) Segment information has been reclassified to conform to the current year presentation.